UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2025

INTEGRATED WELLNESS ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41131	98-1615488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, 6th Floor

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 397-7625

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 12, 2025, the Company held an extraordinary general meeting in lieu of an annual general meeting of shareholders (the “Meeting”). At the Meeting, the following proposals were considered and acted upon by the shareholders of the Company:

(a) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended (the “Charter Amendment”), to extend the date by which the Company has to consummate an initial business combination from December 15, 2025 to March 16, 2026 (or such earlier date as determined by the Company’s board of directors (the “Board”) in its sole discretion) (the “Extension Amendment Proposal”);

(b) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended, to permit the Board, in its sole discretion, to elect to wind up the Company’s operations on an earlier date than March 16, 2026 (including prior to December 15, 2025) (the “Liquidation Amendment Proposal”);

(c) a proposal to ratify, by way of ordinary resolution, the selection by the audit committee of the Board of BDO USA, LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (the “Auditor Ratification Proposal”);

(d) a proposal to amend by special resolution the Company’s amended and restated memorandum and articles of association, as amended, to eliminate the limitation that the Company may not redeem public shares to the extent that such redemption would result in it having net tangible assets of less than $5,000,001 (the “Redemption Limitation Amendment Proposal”); and

(e) a proposal to approve by ordinary resolution the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

1.	Extension Amendment Proposal

For	Against	Abstain
3,528,256	175,030	0

Accordingly, the Extension Amendment Proposal was approved.

2.	Liquidation Amendment Proposal

For	Against	Abstain
3,528,256	175,030	0

Accordingly, the Liquidation Amendment Proposal was approved.

3.	Auditor Ratification Proposal

For	Against	Abstain
3,528,256	175,030	0

Accordingly, the Auditor Ratification Proposal was approved.

4.	Redemption Limitation Amendment Proposal

For	Against	Abstain
3,528,256	175,030	0

Accordingly, the Redemption Limitation Amendment Proposal was approved.

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to shareholders at the Meeting.

In connection with the Meeting, shareholders holding 1,109,590 Class A ordinary shares exercised their rights to redeem such shares for a pro rata portion of the funds in the Trust Account, including 1,082,979 shares that were redeemed in connection with both the Meeting and the extraordinary general meeting of shareholders held by the Company on December 8, 2025 to approve, among other things, its initial business combination. The final per share redemption amount is currently being calculated.  The Company has estimated it to be approximately $12.90 per share and will file an amended Current Report on Form 8-K to disclose the final amount if it is materially different from the estimated amount. As a result, the Company expects that approximately $14.3 million will be removed from the Trust Account to pay such holders.

The Company filed the Charter Amendment with the Cayman Islands Registrar of Companies on December 12, 2025.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Current Report on Form 8-K and include statements regarding the Company’s intentions, beliefs or current expectations concerning the Company’s performance, business and future events. Such forward-looking statements are based on management’s expectations, beliefs and forecasts concerning future events impacting the Company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, as well as assumptions, which, if they were to ever materialize or prove incorrect, could cause actual results to differ materially from the from the plans, objectives, expectations, estimates and intentions expressed or implied by such forward-looking statements. The forward-looking statements made in this Current Report on Form 8-K speak only as of the date hereof and the Company disclaims any obligation, except as required by law, to provide updates, revisions or amendments to any forward-looking statements to reflect changes in the Company’s expectations or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Wellness Acquisition Corp

By:	/s/ Matthew Malriat
Name: Matthew Malriat
Title: Chief Executive Officer

Dated: December 18, 2025